EXHIBIT 99.1
PRIDE INTERNATIONAL RIG STATUS
April 3, 2006
Offshore Fleet

Current Contract [1]
Rig Name	Design	Area	From	To	Dayrate [2]	Comments

OWNED UNITS
Drillships — 2
Pride Africa	10,000' WD, DP	W Africa	Dec-04	Jan-10	Low $170s

Pride Angola	10,000' WD, DP	W Africa	Jul-05	Jun-10	Low $170s

Semisubmersibles — 12
Pride Brazil	5,000' WD, DP	Brazil	Jul-01	Jul-06	Mid $130s

			Jul-06	Jul-08	High $150s	15% potential performance bonus included

Pride Carlos Walter	5,000' WD, DP	Brazil	Jun-01	Jun-06	Mid $130s	45 days SPS Q3 '06

			Jul-06	Jul-08	High $150s	15% potential performance bonus included

Pride North America	7,500' WD, Conv	Egypt	Jan-06	Jan-08	Low $200s

Pride North Sea	1,000' WD, Conv	Tunisia	Apr-06	Jun-06	Low $100s	SPS through mid April '06

			Jun-06	Dec-06	High $110s

			Jan-07	Jul-07	Low $120s	Priced Option — Not Yet Exercised

Pride Portland	5,700' WD, DP	Brazil	Oct-05	Oct-10	Low $160s	15% potential performance bonus included

Pride Rio de Janeiro	5,700' WD, DP	Brazil	Nov-05	Nov-10	Low $160s	15% potential performance bonus included

Pride South America	4,000' WD, DP, WO	Brazil	Jan-03	Feb-07	Low $80s

Pride South Atlantic	1,500' WD, Conv	Brazil	Dec-05	Apr-06	Low $70s	90 days SPS Q2 '06

			Jul-06	Nov-06	Low $100s

			Nov-06	Dec-06	Mid $140s

Pride South Pacific	6,500' WD, Conv	W Africa	Sep-05	Jan-06	Mid $180s

			Feb-06	Mar-07	Mid $140s

Pride South Seas	1,000' WD, Conv	S Africa	Jul-05	Aug-06	High $60s

			Aug-06	Feb-07	High $60s

		Namibia	Feb-07	Jul-07	Low $230s

			Jul-07	Jan-08	Low $230s	Priced Option — Not Yet Exercised

Pride Venezuela	1,500' WD , Conv	Tunisia	Feb-06	May-06	Low $120s	60 days SPS/Repairs/Upgrade Q3 '06

Pride Mexico	2,650' WD , Conv	Mexico	Oct-03	Apr-07	Low $50s

Jackups —28
International (5)
Pride Cabinda	300' ILC	W Africa	Sep-05	Oct-07	High $50s

Pride Hawaii	300' ILC	SE Asia	Jun-05	Nov-06	High $50s

			Nov-06	Jan-07	Mid-$140s	60 days SPS/Transit Q1 '07

		India	Apr-07	Apr-10	Mid-$140s

Pride Montana	270' ILC	Mid-East	Jun-04	Jun-07	Low $40s

			Jul-07	Aug-08	Low $40s	Priced Option — Not Yet Exercised

Pride North Dakota	250' ILC	Mid-East	May-05	May-08	High $50s

			Jun-08	May-10	High $50s	Priced Option — Not Yet Exercised

Pride Pennsylvania	300' ILC	India	Jun-03	Sep-06	High $50s

			Oct-06	Oct-09	Mid $110s

Gulf of Mexico — Mexico (11)
Pride Alabama	200' MC/TD	Mexico	Jul-03	Mar-07	Mid $30s

Pride Arkansas	200' MC/TD	Mexico	Nov-03	Oct-06	Mid $30s

Pride California	250' MS/TD	Mexico	Oct-05	Jun-06	Mid $50s	75 days Survey/Transit Q3 '06

Pride Colorado	200' MC/TD	Mexico	Jul-03	Jun-07	Mid $30s

Pride Louisiana	250' MS/TD	Mexico	Apr-02	Jul-06	Low $30s	75 days Survey/Transit Q3 '06

Pride Nebraska	200' MC/TD	Mexico	May-06	Mar-08	Low $100s	60 days Survey/Transit Q2 '06

Pride Nevada	200' MC/TD	Mexico	Apr-02	Jul-06	Low $30s	60 days Survey/Transit Q3 '06

Note: Items in boldface type reflect updates from the last publicly released rig status report.
1 Certain information in the table, including expected contract expiration dates, are estimates based on current arrangements with Pride’s customers and current expectations as to the time required for completion of projects. Priced options are agreements to allow the client to extend the contract beyond the stated expiration date at the listed dayrate (unless stated otherwise).
2 Dayrates shown estimate average revenue per day in $000’s. They include deferred mobilization amortization and potential performance bonus, and exclude reimbursable items, demobilization fees, and other items that constitute revenues under generally accepted accounting principles, but are not practicable to determine with specificity on a prospective basis. The Company believes this information is useful to investors in estimating revenues in future periods in combination with the contract term.
The information in this release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning contract expiration dates and dayrates. Such statements are subject to a number of risks, uncertainties and assumptions, including early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, operational difficulties and other factors described in Pride’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the Company’s website at www.prideinternational.com. Pride cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.
[Key: DP-Dynamically-positioned. Conv-Conventionally moored. WO-Workover/Intervention. ILC-Ind. leg cantilever. ILS-Ind. leg slot. MC-Mat-supported cantilever. MS-Mat-supported slot. TD-Top drive.]

Offshore Fleet (cont’d)

Current Contract [1]
Rig Name	Design	Area	From	To	Dayrate [2]	Comments

Pride South Carolina	200' MC/TD	Mexico	May-06	Apr-08	Low $100s	Survey/Transit through mid May

Pride Tennessee	300' ILC/TD	Mexico				Shipyard: Life Enhancement Q1-Q3 '06

Pride Texas	300' MC/TD	Mexico	Jun-05	Jun-07	Low $60s

Pride Wisconsin	300' ILS/TD	Mexico	Dec-03	Dec-06	Mid $30s

Gulf of Mexico — USA (12)
Pride Alaska	250' MC/TD	USA	Nov-05	Jul-06	Mid $120s	Dayrate indexed to market

Pride Arizona	250' MS/TD	USA	Jun-05	Jun-06	Low $100s	Dayrate indexed to market

Pride Florida	200' MC/TD	USA	Mar-06	Mar-07	High $110s	Dayrate indexed to market

Pride Georgia	250' MS/TD	USA	Dec-05	Dec-06	Low $120s	Dayrate indexed to market

Pride Kansas	250' MC/TD	USA	Feb-06	Apr-06	Low $110s

			May-06	May-07	Mid $120s	Dayrate indexed to market

Pride Michigan	250' MS	USA	Feb-06	Oct-06	Low $80s

Pride Mississippi	200' MC/TD	USA	Jan-06	Apr-06	High $80s

			Apr-06	May-06	High $110s

Pride Missouri	250' MC/TD	USA	Feb-06	Feb-07	Low $90s	Dayrate indexed to market

Pride New Mexico	200' MC	USA	Aug-05	Aug-06	Low $90s	Dayrate indexed to market

Pride Oklahoma	250' MS/TD	USA	Jun-06	Dec-06	Mid $60s	Shipyard: Life Enhancement Q2 '06

Pride Utah	80' MC/TD	USA	Feb-06	Apr-06	Mid $60s

Pride Wyoming	250' MS	USA	Mar-06	Apr-06	Low $110s

			May-06	Jun-06	Mid $80s

			Jun-06	Jul-06	High $110s

Platform Rigs — 12
Platform Rigs — Mexico	3 Units	Mexico	Various	Various	Mid $20s [3]	3 of 3 rigs contracted

Platform Rigs — USA	9 Units	USA	Various	Various	High $20s [3]	4 of 9 rigs contracted

Tenders — 3
Al Baraka 1	650' WD	W Africa	Jan-05	Aug-07	Mid $40s

			Aug-07	Jul-08	Mid $40s	Priced Option — Not Yet Exercised

Alligator	330' WD	W Africa	Jul-04	Jun-06	Low $40s

			Jun-06	Oct-06	Low $40s	Priced Option — Exercised

			Oct-06	Jun-07	Low $40s	Priced Option — Not Yet Exercised

Barracuda	330' WD	W Africa	Mar-05	Mar-06	Low $50s

			Mar-06	Dec-06	Low $60s

			Jan-07	Dec-07	High $60s	Priced Option — Not Yet Exercised

Barges — 3
Bintang Kalimantan	21' WD	W Africa				Available

Pride I	150' WD	Venezuela	Jan-06	Apr-06	Low $30s

Pride II	150' WD	Venezuela	Jan-06	Apr-06	High $20s

MANAGED UNITS
Deepwater Drilling Management — 5
Kizomba A	TLP Drilling Rig	W Africa	Dec-03	Dec-08	**	Management fee

Kizomba B	TLP Drilling Rig	W Africa	Mar-05	Mar-10	**	Management fee

Holstein	Spar Drilling Rig	USA	Aug-04	Apr-09	**	Management fee

Mad Dog	Spar Drilling Rig	USA	Sep-04	Sep-09	**	Management fee

Thunderhorse	Semisubmersible	USA	Apr-05	Apr-10	**	Management fee

Jackups — 1
GP19	150' ILC	Venezuela	Dec-00	Apr-06	**	Management fee

Note: Items in bold face type reflect updates from the last publicly released rig status report.
1 Certain information in the table, including expected contract expiration dates, are estimates based on current arrangements with Pride’s customers and current expectations as to the time required for completion of projects. Priced options are agreements to allow the client to extend the contract beyond the stated expiration date at the listed dayrate (unless stated otherwise).
2 Dayrates shown estimate average revenue per day in $000’s. They include deferred mobilization amortization and potential performance bonus, and exclude reimbursable items, demobilization fees, and other items that constitute revenues under generally accepted accounting principles, but are not practicable to determine with specificity on a prospective basis. The Company believes this information is useful to investors in estimating revenues in future periods in combination with the contract term.
3 Average contract dayrate for the rig class.
4 ** Not applicable.
[Key: DP-Dynamically-positioned. Conv-Conventionally moored. WO-Workover/Intervention. ILC-Ind. leg cantilever. ILS-Ind. leg slot. MC-Mat-supported cantilever. MS-Mat-supported slot. TD-Top drive.]

Land Fleet

	Rig Count		Contracted
Country	Total	Contracted	Utilization
Argentina Drilling	47	45	96%
Argentina Workover	102	102	100%
Bolivia Drilling	4	3	75%
Bolivia Workover	2	2	100%
Colombia Drilling	12	12	100%
Colombia Workover	7	7	100%
Brazil Workover	3	2	67%
Mexico Workover	1	0	—
Venezuela Drilling	8	7	88%
Venezuela Workover	26	17	63%

Subtotal Latin America Land	209	196	94%
Russia / Kazakhstan	3	1	33%
Chad	5	5	100%
Other Land	2	1	50%

Total Rigs	219	202	92%